SEGMENTS	0 Months Ended
Mar. 31, 2015
Segment Reporting [Abstract]
Segment Reporting Disclosure

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Teva has two reportable segments: generic and specialty medicines. The generics segment develops, manufactures, sells and distributes generic or branded generic medicines as well as active pharmaceutical ingredients (“API”). The specialty segment engages in the development, manufacture, sale and distribution of branded specialty medicines such as those for central nervous system and respiratory indications, as well as those marketed in the women's health, oncology and other specialty businesses.

Teva's other activities include the over-the-counter (“OTC”) medicines business, distribution activity mainly in Israel and Hungary and medical devices. The OTC activity is primarily conducted through a joint venture with P&G, which combines Teva's production capabilities and market reach with P&G's marketing expertise and expansive global platform.

Teva's chief executive officer, who is the chief operating decision maker (“CODM”), reviews financial information prepared on a consolidated basis, accompanied by disaggregated information about revenues and contributed profit by the two identified reportable segments, namely generic and specialty medicines, and revenues by geographical markets.

The accounting policies of the individual segments are the same as those described in the summary of significant accounting policies in note 1 to the annual consolidated financial statements included in Teva's Annual Report on Form 20-F for the year ended December 31, 2014.

Segment profit consists of gross profit, less S&M and R&D expenses related to the segment. Segment profit does not include G&A expenses, amortization and certain other items. Beginning in 2015, expenses related to our equity compensation are excluded from our segment results. The data presented has been conformed to reflect the exclusion of equity compensation expenses for all periods.

Teva manages its assets on a total company basis, not by segments, as many of its assets are shared or commingled. Teva's CODM does not regularly review asset information by reportable segment, and therefore Teva does not report asset information by reportable segment.

Teva's chief executive officer reviews the Company's strategy and organizational structure on a continuing basis. Any changes in strategy may lead to a reevaluation of Teva's current segments and goodwill assignment. Going forward, Teva will consider the impact of such changes on its segment reporting.

Segment information

The following tables present profit by segments and a reconciliation of Teva's segment profit to Teva's consolidated income before income taxes, for the three months ended March 31, 2015 and 2014:

	Generics		Specialty
	Three months ended March 31,		Three months ended March 31,
	2015	2014	2015	2014

	U.S.$ in millions		U.S.$ in millions

Revenues	$2,621	$2,398	$1,956	$2,114
Gross profit	1,284	1,043	1,678	1,843
R&D expenses	111	123	215	226
S&M expenses	374	417	486	497
Segment profit	$799	$503	$977	$1,120

	Three months ended
	March 31,
	2015	2014

	U.S.$ in millions

Generic medicines profit	$799	$503
Specialty medicines profit	977	1,120
Total segment profit	1,776	1,623
Profit of other activities	50	51
Total profit	1,826	1,674
Amounts not allocated to segments:
Amortization	220	285
General and administrative expenses	307	302
Impairments, restructuring and others	299	57
Legal settlements and loss contingencies	227	29
Other unallocated amounts	24	29

Consolidated operating income	749	972
Financial expenses - net	192	81
Consolidated income before income taxes	$557	$891

Segment revenues by geographic area:
	Three months ended March 31,

	2015	2014

	U.S.$ in millions
Generic Medicines
United States	$1,439	$1,048
Europe*	680	818
Rest of the World	502	532
Total Generic Medicines	2,621	2,398
Specialty Medicines
United States	1,479	1,530
Europe*	405	482
Rest of the World	72	102
Total Specialty Medicines	1,956	2,114
Other Revenues
United States	3	51
Europe*	182	207
Rest of the World	220	231
Total Other Revenues	405	489
Total Revenues	$4,982	$5,001

*	All members of the European Union, Switzerland, Norway, Albania and the countries of former Yugoslavia.

Net revenues from specialty medicines were as follows:

	Three months ended March 31,
	2015	2014

	U.S. $ in millions

CNS	$1,220	$1,413
Copaxone®	924	1,070
Azilect®	107	114
Nuvigil®	85	101
Respiratory	265	230
ProAir®	124	114
Qvar®	98	71
Oncology	264	262
Treanda®	157	180
Women's health	129	124
Other Specialty	78	85
Total Specialty Medicines	$1,956	$2,114

A significant portion of our revenues, and a higher proportion of our profits, come from the manufacture and sale of patent-protected pharmaceuticals. Many of our specialty medicines are covered by several patents that expire at different times. Nevertheless, once patent protection has expired, or has been lost prior to the expiration date as a result of a legal challenge, we no longer have patent exclusivity on these products, and subject to regulatory approval, generic pharmaceutical manufacturers are able to produce similar (or purportedly similar) products and sell them for a lower price. The commencement of generic competition, even in the form of non-equivalent products, can result in a substantial decrease in revenues for a particular specialty medicine in a very short time. Any such expiration or loss of intellectual property rights could therefore significantly adversely affect our results of operations and financial condition.

In particular, we rely heavily on sales of Copaxone®, our leading specialty medicine. A key element of our business strategy for Copaxone® is the continued migration of current daily Copaxone® 20 mg/mL patients to the three-times-a-week 40 mg/mL version introduced in 2014, and the maintenance of patients on that new version. Any substantial reduction in the number of patients taking Copaxone®, whether due to the introduction of generic competition or to the increased use of oral medicines or other competing products, would likely have a material adverse effect on our financial results and cash flow.

On April 16, 2015, Sandoz announced that it had obtained final U.S. FDA approval of a generic version of Copaxone ® 20 mg/mL once-a-day formulation. Sandoz could begin selling its generic product at any time in the United States.

For the three months ended March 31, 2015, Copaxone® revenues in the United States, which include revenues from both Copaxone® 20 mg/mL and Copaxone® 40 mg/mL product, amounted to $0.7 billion (approximately 25% of U.S. revenues) and Copaxone® revenues outside the United States amounted to $0.2 billion (approximately 9% of non-U.S. revenues).

The profit of the multiple sclerosis franchise, which is comprised of Copaxone® products and laquinimod (a developmental compound for the treatment of multiple sclerosis), was $0.7 billion for the three months ended March 31, 2015, compared to $0.8 billion for the three months ended March 31, 2014. The profitability of the multiple sclerosis franchise as a percentage of Copaxone® revenues was 71.1% for the three months ended March 31, 2015 and 72.3% for the three months ended March 31, 2014.